UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


      Date of Report (Date of earliest event reported): September 30, 2006



                       CABELTEL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                       000-08187                75-2399477
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       (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)           File No.)           Identification No.)


    1755 Wittington Place, Suite 300
              Dallas, Texas                                         75234
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code         972-407-8400
                                                  ------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         |_| Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR 230.425)
         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

         On November 15, 2006, CabelTel International Corporation ("GBR" or the "Company") announced its operational results for the quarter year ended September 30, 2006. A copy of the announcement is attached as Exhibit "99.1."

         The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits.

         The following exhibit is furnished with this Report:



        Exhibit
      Designation                Description of Exhibit

         99.1*            Press Release dated November 15, 2006

---------------------
*Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: November 16, 2006                      CABELTEL INTERNATIONAL CORPORATION


                                              /s/ Gene S. Bertcher

                                              Gene S. Bertcher, President and
                                              Chief Financial Officer